EXHIBIT  4.1

                          SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

                                    FORM  8-K
                                 CURRENT  REPORT
                         Pursuant  to  Section  13  or  15(d)
                     of  the  Securities  Exchange  Act  of  1934

         Date  of  Report  (Date  of  earliest  event  reported)  March  3, 2003

                            SECURITY  BIOMETRICS,  INC.
          ------------------------------------------------------------
               (Exact  name  of  registrant  as  specified  in  charter)



     Nevada                         0-30711                  98-0209119
-  ----------------------------        --------------
-------------------
(State  or  other  jurisdiction       (Commission              (IRS  Employer
of incorporation)                   File Number)             Identification No.)



   1410-1030  West  Georgia  Street, Vancouver, British Columbia, Canada V6E 2Y3
-
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               (Address  of  principal  executive  offices)  (Zip  Code)


        Registrant's  telephone  number,  including  area  code  (604)  609-7749


                                       N/A
-
--------------------------------------------------------------------------------
         (Former  name  or  former  address,  if  changed  since  last  report.)


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ITEM  6.  RESIGNATION  OF  REGISTRANT'S  CHIEF  FINANCIAL  OFFICER

David Alexander resigned as CFO of the registrant as of March 3, 2003, as per attached letter. Wayne A. Taylor has accepted the role of CFO.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial  Statement

     Not  applicable.

     (b)  Pro  Forma  Financial  Information

     Not  applicable.

     (c)  Exhibits.

     99  Letter  of  resignation  of  David  Alexander



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SECURITY  BIOMETRICS,  INC.


Dated:  March  3,  2003                    By:     /s/  Wayne  Taylor
Vancouver,  British  Columbia              -----------------------------
Canada                                     Wayne  Taylor
                                           Chief  Financial  Officer

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